UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

Elevai Labs Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K, on January 22, 2024, PMGC Holdings Inc. (the “Company”) entered into a License Agreement (the “License Agreement”) with INmune Bio, Inc. (“INmune”), in which, among other things, INmune granted the Company certain worldwide exclusive and non-exclusive license rights to develop, manufacture and commercialize INmunes’s EMx technology – which would provide the Company with the know-how and ability to manufacture current Good Manufacturing Practice (“cGMP”) grade, human umbilical cord-derived mesenchymal stromal cells (hucMSCs) for certain topical cosmetic products sold in the medical aesthetics skincare market.

As previously reported on a Current Report on Form 8-K, on July 12, 2024, the Company and INmune entered into the First Amendment to License Agreement (the “Amendment”) in which the Amendment amended Section 3.1 of the License Agreement, including, among other things, the total amounts payable to INmune as a tech transfer fee.

On February 27, 2025, the Company and INmune entered into a Mutual Termination of License Agreement effective as of such date (the “Mutual Termination of License Agreement”) pursuant to which they terminated the License Agreement. No further fees will be due to INmune.

The Company is evaluating potential in-licensing opportunities for other biotechnology assets from INmune Bio but has not made any decisions at this time and may revisit the opportunity in the future.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of (i) the License Agreement, a copy of which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on January 22, 2024, and (ii) the Amendment, a copy of which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K with the SEC by the Company on July 12, 2024, each of which is incorporated by reference herein. The foregoing description of the Mutual Termination of License Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of Mutual Termination of License Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Mutual Termination of License Agreement dated as of February 27, 2025, by and between the Company and INmune Bio, Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2025

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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